CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report, included and incorporated by reference in this annual report on Form 10-K for the period ended December 31, 1999, of Southern California Edison Company, into the previously filed Registration Statements which follow:

           Registration Form           File No.           Effective Date
           -----------------           --------           --------------

                Form S-3               333-00497              02/02/96
                Form S-3               33-50251               09/21/93
                Form S-3               33-53288               11/06/92




                               ARTHUR ANDERSEN LLP
                               -------------------
                               ARTHUR ANDERSEN LLP

March 27, 2000